Third AMENDMENT TO LEASE
                             ADDITION OF SQUARE FEET


Teachers  Insurance  and  Annuity Association, a New York corporation,
Landlord and NeoPath, Inc., a Washington corporation Tenant, being parties to that certain Lease dated October 1, 1997 for premises located at 8271 154th Avenue NE, Redmond, WA 98052, Building H, Units 8271 is amended this 6th day of November, 1997 solely as hereinafter described.

Effective the 15th day of May, 1998, the portions of the Lease below shall be amended as follows:

1.   b.   TENANT:             NeoPath, Inc., a Washington Corporation
          Address (Leased Premises):    8271 154th Avenue NE, Redmond, WA  98052
                             and 8210 154th Avenue NE, Redmond, WA  98052
          Building/Units:               H/8271, and K/8210
          Address (For Notices):        8271 154th Avenue NE, Redmond, WA  98052

                  Building H                      Building K
                  8271 154th Avenue NE            8210 154th Avenue NE
                  Redmond, WA  98052              Redmond, WA  98052

e. PREMISES AREA: 39,064 rentable sq. ft.         30,000 rentable sq. ft.
f. PROJECT AREA:  42,172 rentable sq. ft.         52,153 rentable sq. ft.
g. TERM OF LEASE: Commencement: January 15, 1995  Commencement: May 15, 1998
                  Expiration: December 31, 1999   Expiration:  December 31, 1999
h. BASE MONTHLY RENT
                  Effective Dates   Base Monthly  Effective Dates   Base Monthly
                                         Rent                              Rent

                  1st Month               $0.00   5/15/98 through
                  2nd through 5th    $11,837.00   12/31/99            $24,900.00
                  6th month               $0.00
                  7th through 10th   $25,680.00
                  11th through 12th       $0.00
                  13th through 17th  $30,271.00
                  18th month         $10,703.00
                  19th month         $36,383.00
                  20th through 22nd  $37,661.00
                  23rd through 24th  $11,981.00
                  25th through 29th  $37,661.00
                  30th month         $11,981.00
                  31st through 34th  $37,661.00
                  35th through 36th  $11,981.00
                  37th through 60th  $39,441.00

2.    a.    PREMISES:   Landlord leases to Tenant the additional  expansion
premises as  shown  on  Exhibit  A-1,  (the "Expansion Premises").   Landlord
reserves the right to modify Tenant's percentage of the Project as set forth in Section 1 if the Project size is increased through the development of additional property. By entry on the Premises, Tenant acknowledges that it has examined the Premises and accepts the Premises in their present condition, subject to any additional work Landlord has agreed to do.

All other terms and conditions of the above described Lease shall remain in full force and effect.

Landlord: Teachers Insurance & Annuity Association

          By:          /s/  JAMES GAROFALO
                       ____________________
                       James Garofalo
          Its:         Assistant Secretary

Tenant:                NeoPath, Inc., a Washington Corporation

          By:          /s/ WILLIAM L. SCOTT
                       ____________________
                       William L. Scott
          Its:         VP-CFO

STATE OF New York      )
                       )ss.
COUNTY OF New York     )

I certify that I know or have satisfactory evidence that James Garofalo is the person who appeared before me, and said person acknowledged that he/she signed this instrument, on oath stated that he/she was authorized to execute the instrument and acknowledge it as the Assistant Secretary of Teachers Insurance & Annuity Association to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

     Dated:  Dec. 22, 1997
                                 /s/ Gladys Bolella
                                 __________________
                                 (signature)
                                 Gladys Bolella
                                 Notary Public, State of N.Y.
                                 No. 01BO4922705
                                 Qualified in Rich County
                                 Commission Expires 3/14/98
                                 (Print Name)
                                 Notary Public, in and for the State
                                 of Washington, residing at __________
                                 My Commission Expires ______


STATE OF Washington    )
                       )ss.
COUNTY OF King         )


I certify that I know or have satisfactory evidence that William Scott is the person who appeared before me, and said person acknowledged that he/she signed this instrument, on oath stated that he/she was authorized to execute the instrument and acknowledge it as the Chief Financial Officer of NeoPath to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

     Dated:  November 20th, 1997

                                 /s/ Judith E. Sime
                                 __________________
                                 (Signature)
                                 Judith E. Sime
     [notary public seal]        (Print Name)
                                 Notary Public, in and for the State
                                 of Washington, residing at 8271 - 154th
                                   Redmond, WA
                                 My Commission Expires 2-24-99

                                   EXHIBIT A-1

                            (The Expansion Premises)




[Diagram of the expansion premises of Westpark, Building K]